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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


                          Date of Report: March 8, 2001


                             WASTE MANAGEMENT, INC.
             (Exact name of registrant as specified in its charter)

            Delaware                  1-12154                  73-1309529
(State or other jurisdiction of     (Commission             (I.R.S. Employer
incorporation or organization)      File Number)          Identification Number)


        1001 Fannin Street, Suite 4000
             Houston, Texas                               77002
    (Address of principal executive offices)            (Zip Code)


                                 (713) 512-6200
              (Registrant's telephone number, including area code)

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ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      EXHIBITS.

         99 A copy of the Press Release dated March 8, 2001, correcting the typographical error described in Item 9 of this Current Report on Form 8-K.


ITEM 9.           REGULATION FD DISCLOSURE.

Waste Management, Inc. (NYSE: WMI) issued a press release prior to the opening of the New York Stock Exchange on March 8, 2001 entitled "Waste Management, Inc. Announces Fourth Quarter and Full Year 2000 Results". In the section of such press release entitled "Outlook", and in the subsection entitled "Financial Estimates", fourth bullet point, the Company provided its estimate of 2001 "Pro forma EBITDA in the range of $3.3 to $3.4 billion." The estimate has a typographical error and the estimate should have been higher. The sentence should read "Pro forma EBITDA in the range of $3.4 to $3.5 billion."

A copy of the full text of the press release dated March 8, 2001, correcting the error described above, is attached hereto as Exhibit 99.













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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       WASTE MANAGEMENT, INC.




Date: March 8, 2001                    By: /s/ LAWRENCE O'DONNELL, III
                                          --------------------------------------
                                               Lawrence O'Donnell, III
                                               Senior Vice President,
                                                 General Counsel and Secretary


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                                  EXHIBIT INDEX


       EXHIBIT
       NUMBER                  EXHIBIT DESCRIPTION
       ------                  -------------------

         99 A copy of the Press Release dated March 8, 2001, correcting the typographical error described in Item 9 of this Current Report on Form 8-K.